MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND

                      Supplement to the Current Prospectus



     The Board of Trustees which oversees the MFS Institutional Large Cap Growth Fund (the "Fund"), a series of MFS Institutional Trust (the "Trust"), voted at its meeting held on September 26, 2006 to terminate the Fund effective December 29, 2006, or as soon thereafter as practicable (the "Termination Date"). As a result, shares of the Fund are no longer available for purchase. Consequently, purchase orders for the Fund's shares received will be rejected by the Fund or its agents unless the purchase is made by an existing shareholder at the discretion of the Fund or its agents.

     It is expected that the Fund will begin to liquidate portfolio securities in anticipation of its termination, and therefore, will not be managed to meet its investment objective during this period.

     With respect to any redemption request for Fund shares received by the Fund or its agents on or before the day preceding the Termination Date, it is expected that, to the extent the Fund does not have sufficient cash readily available to fund a redemption request, the Fund will fund the redemption request by providing to the redeeming shareholder a proportionate share of the Fund's net assets (an "in-kind" redemption), and not fully in cash. Notwithstanding the previous sentence, it is expected that the Fund will not make an "in-kind" redemption to a shareholder who owns less than 5% of the Fund's shares or if the Fund is informed by the shareholder that the redemption request is as a result of a pre-established rebalancing or withdrawal plan. The Fund's shareholders who receive an "in-kind" redemption could incur brokerage and transaction charges when converting the securities to cash. The Fund will declare a dividend to shareholders who remain in the Fund through the Termination Date and such shareholders will also receive the cash equivalent (after taking such dividend into account) of their proportionate interest in the Fund at that time. Shareholders exempt from placecountry-regionU.S. federal income taxation will not be liable for tax on any dividend or liquidating distribution.

     This Supplement also serves as formal notice of the Fund's termination pursuant to Section 9.2(a) of the Trust's Amended and Restated Declaration of Trust.

     Please contact an Institutional client services representative via e-mail at institutionalclientservice@mfs.com or via telephone at (877) 960-6077 for further information.

                 The Date of this Supplement is October 3, 2006.